Exhibit (a)(11)

CERTIFICATE

The undersigned hereby certifies that she is the Secretary of Morgan Stanley U.S. Government Money Market Trust (the “Trust”), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Amendment to the Declaration of Trust duly adopted by the Trustees of the Trust on September 25, 2019, as provided in Section 9.3 of the Declaration of Trust of the Trust, said Amendment to take effect on September 25, 2019, and I do hereby further certify that such Amendment has not been amended and is on the date hereof in full force and effect.

Dated this 25th day of September, 2019

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

AMENDMENT

Dated:	September 25, 2019
To be Effective:	September 25, 2019

TO

MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

DECLARATION OF TRUST

DATED

November 18, 1981

MORGAN STANLEY U.S. GOVERNMENT MONEY MARKET TRUST

AMENDMENT TO THE DECLARATION OF TRUST

WHEREAS, Morgan Stanley U.S. Government Money Market Trust (the “Trust”) was established by the Declaration of Trust dated November 18, 1981, as amended from time to time (the “Declaration”), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 9.3 of the Declaration provides that the Trustees may amend the Declaration without the vote or consent of Shareholders to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision of the Declaration; and

WHEREAS, the Trustees of the Trust have deemed it advisable to amend the Declaration to reflect a change in the resident agent of the Trust, such change to be effective on September 25, 2019;

NOW, THEREFORE:

I.       Section 11.2 of Article XI of the Declaration is hereby amended so that the section shall read in its entirety as follows:

Section 11.2. Resident Agent. CT Corporation System, 155 Federal Street, Suite 700, Boston, Massachusetts 02110 is the resident agent of the Trust in the Commonwealth of Massachusetts.

II.       The Trustees of the Trust hereby reaffirm the Declaration, as amended, in all respects.

III.       The undersigned hereby certify that this Amendment has been duly adopted in accordance with the provisions of the Declaration.

IV. This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this Amendment this 25th day of September, 2019.

/s/ Frank L. Bowman_______________________

Frank L. Bowman, as Trustee, and not individually
c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Kathleen A. Dennis_______________________

Kathleen A. Dennis, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Nancy C. Everett _______________________

Nancy C. Everett, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Jakki L. Haussler _______________________

Jakki L. Haussler, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Manuel H. Johnson ____________________ Dr. Manuel H. Johnson, as Trustee, and not individually c/o Johnson Smick International, Inc. 220 I St. NE, Suite 200 Washington, D.C. 20002

/s/ Joseph J. Kearns _____________________

Joseph J. Kearns, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Michael F. Klein ___________________

Michael F. Klein, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Patricia Maleski ______________________

Patricia Maleski, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036

/s/ Michael E. Nugent ____________________ Michael E. Nugent, as Trustee, and not individually c/o Morgan Stanley Investment Management 522 Fifth Avenue New York, NY 10036

/s/ W. Allen Reed________________________

W. Allen Reed, as Trustee, and not individually

c/o Perkins Coie LLP

Counsel to the Independent Trustees

1155 Avenue of the Americas
22nd Floor
New York, NY 10036